UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2010

Commission File	Registrant; State of Incorporation;	IRS Employer
Number	Address and Telephone Number	Identification No.
1-11459	PPL Corporation	23-2758192
(Exact name of Registrant as specified in its charter)
(Pennsylvania)
Two North Ninth Street
Allentown, PA 18101-1179
(610) 774-5151
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-1.1
EX-1.2
EX-99.1

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On June 22, 2010, PPL Corporation (“PPL” or the “Company”) entered into (i) an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters (the “Common Stock Underwriters”), relating to the registered public offering and sale by PPL of 90 million shares of PPL’s common stock, par value $.01 per share (“Common Stock”) at a price of $24.00 per share (the “Common Stock Offering”). On June 23, 2010, the Common Stock Underwriters exercised in full their option to purchase an additional 13,500,000 shares of Common Stock to cover over-allotments pursuant to the Common Stock Underwriting Agreement.
Concurrently with the Common Stock Offering on June 22, 2010, PPL and PPL Capital Funding, Inc. entered into an Underwriting Agreement (the “Equity Units Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters (the “Equity Units Underwriters”) relating to the registered public offering and sale of 20,000,000 Equity Units (“Equity Units”) for an aggregate principal amount of $1.0 billion. On June 23, 2010, the Equity Units Underwriters exercised in full their option to purchase an additional 3,000,000 Equity Units to cover over-allotments pursuant to the Equity Units Underwriting Agreement.
     Copies of the Common Stock Underwriting Agreement and the Equity Units Underwriting Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are expressly incorporated by reference herein and into the Registration Statement on Form S-3, and any related amendments thereto, filed by PPL on March 25, 2009. The foregoing descriptions of the terms of the Common Stock Underwriting Agreement and the Equity Units Underwriting Agreement are qualified in their entirety by reference to these exhibits.
     A copy of a press release issued by PPL on June 22, 2010 is attached as Exhibit 99.1 and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
1.1	Common Stock Underwriting Agreement, dated June 22, 2010, among PPL Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

1.2	Equity Units Underwriting Agreement, dated June 22, 2010, among PPL Corporation, PPL Capital Funding, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

99.1	Press release, dated June 22, 2010, issued by PPL Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION
By:	/s/ James E. Abel
James E. Abel
Vice President – Finance and Treasurer

Dated: June 24, 2010